SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

HOPFED BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-23667	61-1322555
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4155 Lafayette Road, Hopkinsville, Kentucky 42240

(Address of Principal Executive Offices)

(270) 885-1171

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2018 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) was held on May 16, 2018. At the Annual Meeting, (i) each of the persons listed below was elected to serve as a director of the Company for a term of three years, (ii) the appointment of Horne LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was ratified, and (iii) an advisory, non-binding resolution to approve executive compensation was approved.

The Inspector of Election reported the vote of stockholders at the Annual Meeting as follows:

PROPOSAL I: ELECTION OF DIRECTORS

NAME	FOR	WITHHELD
Richard Perkins	3,596,916.49	1,008,845.72
Ted S. Kinsey	3,163,055.59	1,442,706.62
John E. Peck	3,523,531.48	1,082,230.73

In addition, there were 1,417,514 broker non-votes for each nominee.

PROPOSAL II: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The following is a record of the votes cast with respect to the proposal to approve the following resolution:

RESOLVED that the appointment of Horne LLP. as the Company’s independent registered public accounting firm for the year ending December 31, 2018 be ratified:

	Number of Shares	Percentage of Votes Cast
FOR	5,844,118.36	97.06%
AGAINST	143,821.30	2.39%
ABSTAIN	35,336.55	0.55%

PROPOSAL III: NON-BINDING RESOLUTION TO APPROVE

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following is a record of the votes cast with respect to the proposal to approve the following resolution:

RESOLVED, that the stockholders of HopFed Bancorp, Inc. (the “Company”) approve the compensation of the Company’s executives named in the Summary Compensation Table of the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, the compensation tables and the related disclosure in the Proxy Statement.

	Number of Shares	Percentage of Votes Cast
FOR	2,752,375.58	59.76%
AGAINST	1,805,106.84	39.19%
ABSTAIN	48,279.79	1.05%

In addition, there were 1,417,514 broker non-votes.

Item 7.01	Regulation FD Disclosure

On May 16, 2018, John E. Peck, President and Chief Executive Officer of HopFed Bancorp, Inc., (the “Company”) presented certain financial and other information about Heritage Bank, the Company’s wholly owned subsidiary.

A copy of the investor presentation used by Mr. Peck is attached hereto as Exhibit 99.1, and is being furnished pursuant to Item 7.01 of Form 8-K. The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1	2018 HopFed Bancorp Inc. Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPFED BANCORP, INC.

Dated: May 18, 2018	By:	/s/ John E. Peck
John E. Peck
President and Chief Executive
Officer